Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Transcept Pharmaceuticals, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i) the accompanying Annual Report on Form 10-K of the Company for the annual period ended December 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2010

/s/ GLENN A. OCLASSEN
Glenn A. Oclassen
President and Chief Executive Officer (Principal Executive Officer)

/s/ THOMAS P. SOLOWAY
Thomas P. Soloway
Senior Vice President, Operations and Chief Financial Officer (Principal Financial Officer)